Exhibit 77 Q1(e)

A copy of the investment advisory agreement between the Registrant and D.F. Dent and Company, Inc. regarding DF Dent Small Cap Growth Fund, Exhibit (d)(4) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 431 on October 28, 2013, accession number 0001435109-13-000478.